EXHIBIT 10.12

Supplemental Agreement No. 9

to

Purchase Agreement No. 2061

between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 777 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of June 25, 2002, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and Continental Airlines, Inc., a Delaware corporation with its principal office in Houston, Texas (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 2061 dated October 10, 1997, (the Purchase Agreement) relating to Boeing Model 777-200ER Aircraft, (the Aircraft); and

WHEREAS, Boeing and Customer have mutually agreed to the Rescheduling of certain Aircraft as described in Letter Agreement 6-1162-CHL-048 executed February 8, 2002 (Rescheduled Aircraft Agreement) and the effects of such changes upon the Purchase Agreement are incorporated herein; and

WHEREAS, Boeing and Customer have mutually agreed to revise the Engine Pricing and Escalation terms to reflect actual engine pricing methodology used with March 2002 and April 2002 Aircraft; and

WHEREAS, Boeing and Customer have mutually agreed to revise the delivery positions for the 777-200ER Option Aircraft pursuant to the Rescheduled Aircraft Agreement; and

WHEREAS, Boeing and Customer have mutually agreed to amend the Purchase Agreement to incorporate the effect of these and certain other changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. Table of Contents, Table and Exhibit:

1.1 Remove and replace, in its entirety, the "Table of Contents", with the "Table of Contents" attached hereto, to reflect the changes made by this Supplemental Agreement No. 9.

1.2 Remove and replace, in its entirety, "Table 2, Aircraft Delivery, Description, Price and Advance Payments" with revised Table 2 attached hereto, to reflect the engine price paid for March 2002 and April 2002 Aircraft.

1.3 Remove and replace in its entirety, Supplemental Exhibit EE2, "Engine Escalation, Engine Warranty and Patent Indemnity" with revised Exhibit EE2 attached hereto, which incorporates the engine price escalation methodology used for March 2002 and April 2002 Aircraft.

2. Letter Agreements:

2.1 Remove and replace, in its entirety, Letter Agreement 2061-1R5 "Option Aircraft", with the revised Letter Agreement 2061-1R6 attached hereto, to reflect [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.2 Add Letter Agreement 6-1162-CHL-048, "Rescheduled Aircraft Agreement" executed February 8, 2002 which describes the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY Continental Airlines, Inc.

By: /s/ Charles H. Leach  By: /s/ Gerald Laderman

Its: Attorney-In-Fact   Its: Senior Vice President -

Finance and Treasurer

ARTICLES Revised By:

1. Quantity, Model and Description SA No. 7

2. Delivery Schedule SA No. 7

3. Price SA No. 7

4. Payment SA No. 7

5. Miscellaneous SA No. 7

TABLE

1. Aircraft Information Table 1 SA No. 5

2. Aircraft Information Table 2 SA No. 9

EXHIBIT

A. Aircraft Configuration

B. Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

BFE1. BFE Variables

CS1. Customer Support Variables

EE1. Engine Escalation/Engine Warranty and Patent Indemnity

EE2. Engine Escalation/Engine Warranty and Patent Indemnity SA No. 9

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

LETTER AGREEMENTS Revised By:

2061-1R6 Option Aircraft SA No. 9

2061-2 Demonstration Flights

2061-3 Installation of Cabin Systems Equipment

2061-4 Spares Initial Provisioning

2061-5 Flight Crew Training Spares

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

CONFIDENTIAL LETTER AGREEMENTS Revised By:

6-1161-GOC-087 Aircraft Performance Guarantees

6-1162-GOC-088 Promotion Support

6-1162-GOC-089R1 Special Matters SA No. 3

6-1162-GOC-172 Additional Matters SA No. 1

6-1162-CHL-048 Rescheduled Aircraft Agreement SA No. 9

SUPPLEMENTAL AGREEMENTS Dated as of:

Supplemental Agreement No. 1 December 18, 1997

Supplemental Agreement No. 2 July 30, 1998

Supplemental Agreement No. 3 September 25, 1998

Supplemental Agreement No. 4 February 3, 1999

Supplemental Agreement No. 5 March 26, 1999

Supplemental Agreement No. 6 May 14, 1999

Supplemental Agreement No. 7 October 31, 2000

Supplemental Agreement No. 8 June 29, 2001

Supplemental Agreement No. 9 June 25, 2002

Table 2

to Purchase Agreement 2061

Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

ENGINE ESCALATION,

ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

CONTINENTAL AIRLINES, INC.

Supplemental Exhibit EE2 to Purchase Agreement Number 2061

ENGINE ESCALATION,

ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 777-200ER AIRCRAFT

1. ENGINE ESCALATION.

(a) The Aircraft Basic Price of each Aircraft set forth in Table 2 of the Purchase Agreement includes an aggregate price for GE90 engines and all accessories, equipment and parts provided by the engine manufacturer. The adjustment in Engine Price applicable to each Aircraft (Engine Price Adjustment) will be determined at the time of Aircraft delivery in accordance with the following formula:

D3 = D1 + D2

Where:

D1 and D2 are calculated pursuant to the formulas described respectively in subsections 1 (b) and 1 (c) below; and

The Engine Price Adjustment (D1 + D2) will not be made if it would result in a decrease in the Engine Price.

(b) D1 = ((P x ( CPI  )) - P

CPIb-1

Where:

D1 = Engine Price Adjustment (per Aircraft) through November 2001.

P = Engine Base Price (per Aircraft), as set forth in Table 2 of the Purchase Agreement.

CPIb-1 = The Composite Price Index which is a value determined using the Bureau of Labor Statistics, U.S. Department of Labor actual data in accordance with the formula below. The Index values utilized in the formula will be the numbers shown in the actual data for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] month prior to the month of scheduled Aircraft delivery or the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] month prior to the Base Year Dollars month set forth in Table 2.

CPI = L + M1 + M2 +M3 (rounded to the nearest hundredth)

L = A value determined using the U.S. Department of Labor, Bureau of Labor Statistics [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] published as Final prior to June 1, 2001. This value will be equal to the quotient, rounded to the nearest thousandth, of the value associated with a November 2001 Aircraft Delivery Month divided by the value associated with the base Year Dollar month in [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] multiplied by 100, then by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]% and rounded to the nearest hundredth.

M1 = The Industrial Commodities Index, which will be rounded to the nearest hundredth, will be equal to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]% of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] associated with a November 2001 delivery month.

M2 = The Metals and Metals Products Index, which will be rounded to the nearest hundredth, will be equal to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]% of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] associated with a November 2001 delivery month.

M3 = The Fuel Index, which will be rounded to the nearest hundredth, will be equal to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]% of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] associated with a November 2001 delivery month

(c) D2 = ((Rp-1 x ( CPI-2  )) - Rp-1

CPIb-2

Where:

D2 = Engine Price Adjustment (per Aircraft) from November 2001 through the month of scheduled Aircraft delivery.

Rp-1 = P + D1

CPIb-2 = [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], which is the November 2001 Base Index resulting from the process described below.

CPI-2 = L-2 + M1-2 + M2-2 + M3-2 (rounded to the nearest hundredth)

L-2 = A value from the U.S. Department of Labor, Bureau of Labor Statistics [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], associated with the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] month prior to the month of scheduled Aircraft delivery, multiplied by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]% and rounded to the nearest hundredth.

M1-2 = The Industrial Commodities Index, which will be rounded to the nearest hundredth, will be equal to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]% of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] associated with the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] month prior to the month of scheduled Aircraft delivery.

M2-2 = The Metals and Metals Products Index, which will be rounded to the nearest hundredth, will be equal to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]% of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] associated with the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] month prior to the month of scheduled Aircraft delivery.

M3-2 = The Fuel Index, which will be rounded to the nearest hundredth, will be equal to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]% of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] associated with the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] month prior to the month of scheduled Aircraft delivery.

(d) The values of the Employment Cost Index Wages & Salaries and Producer Price indices used to determine D2 will be those published by the Bureau of Labor Statistics, U.S. Department of Labor as of a date 30 days prior to the first day of the of the scheduled Aircraft delivery month to Customer. As the Employment Cost Index values are only released on a quarterly basis, the value released for the month of March will be used for the months of January and February; the value for June used for April and May; the value for September used for July and August; and the value for December used for October and November. Such values will be considered final and no Engine Price Adjustment will be made after Aircraft delivery for any subsequent changes in published index values.

(e) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

NOTE: The factor (CPI divided by the base year index) by which the Engine Base Price is to be multiplied or the factor (CPI-2 divided by CPIb-2) by which the rebase price (Rp-1) is to be multiplied, will be expressed as a decimal and rounded to the nearest thousandth. Any rounding of a number, as required under this Supplemental Exhibit EE2 with respect to escalation of the Engine price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

2. ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.

Boeing has obtained from GE the right to extend to Customer the provisions of GE's warranty as set forth below (herein referred to as the "Warranty"); subject, however, to Customer's acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of GE's Warranty as hereinafter set forth, and such Warranty shall apply to all GE90 type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and GE have executed, or hereafter execute, a General Terms Agreement covering the Engines, then the terms of that Agreement shall be substituted for and supersede the provisions of paragraphs 1 through 11 below and paragraphs 1 through 11 below shall be of no force or effect and neither Boeing nor GE shall have any obligation arising therefrom. In consideration for Boeing's extension of the GE Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such GE90 type Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. In addition, Customer hereby releases and discharges GE from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such GE90 type Engines except as otherwise expressly assumed by GE in such GE Warranty or General Terms Agreement between Customer and GE and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

GE90 Warranty Parts List*
*Warranty Parts List may change

June 25, 2002

2061-1R6

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: Option Aircraft

Reference: Purchase Agreement No. 2061 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 777-200ER aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 2061-1R5 dated June 29, 2001.

Boeing agrees to manufacture and sell to Customer additional Model 777-200ER aircraft as Option Aircraft. The delivery months, number of aircraft, Advance Payment Base Price per aircraft and advance payment schedule are listed in the Attachment to this Letter Agreement (the Attachment).

1. Aircraft Description and Changes

1.1 Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachment.

1.2 Changes: The Detail Specification will be revised to include:

(i) Changes applicable to the basic Model 777 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the Option Aircraft;

(ii) Changes required to obtain required regulatory certificates; and
    Changes mutually agreed upon.

2. Price

2.1 The pricing elements of the Option Aircraft are listed in the Attachment.

2.2 Price Adjustments.

2.2.1 Optional Features. The Optional Features Prices for the Option Aircraft will be adjusted to Boeing's current prices as of the date of execution of the definitive agreement for the Option Aircraft.

2.2.2 Escalation Adjustments. The Airframe Price and the Optional Features Prices for Option Aircraft delivering before June, 2007, will be escalated on the same basis as the Aircraft.

The engine manufacturer's current escalation provisions, are not listed in this Purchase Agreement. The engine escalation provisions will be revised to reflect the engine manufacturer's current escalation provisions at signing of the definitive agreement for the Option Aircraft.

2.2.3 Base Price Adjustments. The Airframe Price and the Engine Price of the Option Aircraft delivering before June, 2007, will be adjusted to Boeing's and the engine manufacturer's then current prices as of the date of execution of the definitive agreement for the Option Aircraft.

2.2.4 Prices for Long Lead Time Aircraft. Boeing and the engine manufacturer have not established prices and escalation provisions for Model 777-200ER aircraft and engines for delivery from June, 2007 and thereafter. When prices and the pricing bases are established for the Model 777-200ER aircraft delivering from June, 2007 and thereafter, the information listed in the Attachment will be appropriately amended.

3. Payment.

3.1 Customer has paid a deposit to Boeing in the amount shown in the Attachment opposite the caption "Non-Refundable Deposit per Aircraft" for each Option Aircraft (the Option Deposit), prior to the date of this Letter Agreement. If Customer exercises an option, the Option Deposit will be credited against the first advance payment due. If Customer does not exercise an option, Boeing will retain the Option Deposit for that Option Aircraft.

3.2 Following option exercise, advance payments in the amounts and at the times listed in the Attachment in the columns under the caption "Advance Payment Per Aircraft" will be payable for the Option Aircraft.

The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

4. Option Exercise.

Customer may exercise an option by giving written notice to Boeing on or before the date [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the first business day of the applicable delivery month listed in the Attachment (Option Exercise Date).

  Contract Terms.

Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of an Option Aircraft if Customer execises its option to acquire such Option Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon to add the Option Aircraft to the Purchase Agreement as an Aircraft. If the parties have not entered into a definitive agreement within 30 days following option exercise, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within 5 days. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Very truly yours,

THE BOEING COMPANY

By      /s/ Charles H. Leach

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:        June 25            , 2002

Continental Airlines, Inc.

By     /s/ Gerald Laderman

Its           Senior Vice President - Finance and Treasurer

Attachment

Attachment to

Letter Agreement 2061-1R6 Option Aircraft Delivery,

Description, Price and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]